PLEDGE AND SECURITY AGREEMENT

     This PLEDGE AND SECURITY AGREEMENT (as amended, supplemented, amended and restated or otherwise modified from time to time, this "Pledge and Security Agreement"), dated as of June 19, 2001, is made by NEW WORLD COFFEE-MANHATTAN BAGEL, INC., a Delaware corporation (the "Issuer"), each Subsidiary (as defined below) of the Issuer a signatory hereto, and each other Subsidiary of the Issuer which may from time to time hereafter become a party hereto pursuant to Section
7.5 (each, individually, an "Additional Grantor", and collectively, the "Additional Grantors", and together with the Issuer, each such Subsidiary, each, individually, a "Grantor", and collectively, the "Grantors"), in favor of UNITED STATES TRUST COMPANY OF NEW YORK, as collateral agent (together with its successor(s) thereto, in such capacity the "Collateral Agent") for each of the Secured Parties.


                              W I T N E S S E T H :
                               - - - - - - - - - -

     WHEREAS, the Issuer, the other Grantors and the Collateral Agent, as trustee, have entered into an Indenture, dated as of June 19, 2001 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Indenture"), and in connection therewith, the Issuer has issued (the "Notes
Issuance") its Senior Secured Increasing Rate Notes due 2003 (and, if applicable, its Senior Secured Increasing Rate Notes due 2003, Series B issued in exchange therefor) (collectively, the "Notes");

     WHEREAS, as a condition precedent to the Notes Issuance, each Grantor is required to execute and deliver this Pledge and Security Agreement;

     WHEREAS, each Grantor has duly authorized the execution, delivery and performance of this Pledge and Security Agreement; and

     WHEREAS, it is in the best interests of each Grantor to execute this Pledge and Security Agreement inasmuch as such Grantor will derive substantial direct and indirect benefits from proceeds of the Notes issued by the Issuer;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Holders to acquire the Notes and maintain the Indebtedness evidenced thereby, each Grantor agrees, for the benefit of each Secured Party, as follows:


                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Pledge and Security Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

     "Additional Grantor" and "Additional Grantors" are defined in the preamble.

     "AFC Lien" means the Lien granted in favor of AFC Enterprises, Inc. pursuant to that certain Asset Purchase Agreement dated as of July 26, 1999 as amended August 27,1999 by and between AFC Enterprises, Inc. and CBB Acquisition Corp. (n/k/a Chesapeake Bagel Franchise Corp.) and New World Coffee- Manhattan Bagel, Inc. and in connection with the sale of certain AFC Enterprises Inc. properties, assets, rights and the business of franchising and operating of certain Chesapeake Bagel Bakery stores to CBB Acquisition Corp.

     "Collateral" is defined in Section 2.1.

     "Commodity Account" means an account maintained by a Commodity Intermediary in which a Commodity Contract is carried out for a Commodity Customer.

     "Commodity Contract" means a commodity futures contract, an option on a commodity futures contract, a commodity option or any other contract that, in each case, is (a) traded on or subject to the rules of a board of trade that has been designated as a contract market for such a contract pursuant to the federal commodities laws or (b) traded on a foreign commodity board of trade, exchange or market, and is carried on the books of a Commodity Intermediary for a Commodity Customer.

     "Commodity Customer" means a Person for whom a Commodity Intermediary carries a Commodity Contract on its books.

     "Commodity Intermediary" means (a) a Person who is registered as a futures commission merchant under the federal commodities laws or (b) a Person who in the ordinary course of business provides clearance or settlement services for a board of trade that has been designated as a contract market pursuant to federal commodities laws.

     "Computer Hardware and Software Collateral" means:

     (a) all computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware;

     (b) all software programs (including both source code, object code and all related applications and data files), whether now owned, licensed or leased or hereafter acquired by any Grantor, designed for use on the computers and electronic data processing hardware described in clause (a) above;

     (c) all firmware associated therewith;

     (d) all documentation (including flow charts, logic diagrams, manuals, guides and specifications) with respect to such hardware, software and firmware described in the preceding clauses (a) through (c); and

     (e) all rights with respect to all of the foregoing, including any and all copyrights, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing.

     "Control Agreement" means an agreement in form and substance satisfactory to the Collateral Agent which provides for the Collateral Agent to have "control" (as defined in Section 8-106 of the U.C.C., as such term relates to Investment Property (other than certificated Securities or Commodity Contracts), or as used in Section 9-115(e) of the U.C.C., as such term relates to Commodity Contracts).

     "Copyright Collateral" means all copyrights (including all copyrights for semiconductor chip product mask works) of each Grantor, whether statutory or common law, registered or unregistered, now or hereafter in force throughout the world including all of such Grantor's right, title and interest in and to all copyrights registered in the United States Copyright Office or anywhere else in the world and also including the copyrights referred to in Item A of Schedule V attached hereto, and all applications for registration thereof, whether pending or in preparation, all copyright licenses, including each copyright license referred to in Item B of Schedule V attached hereto, the right to sue for past, present and future infringements of any thereof, all rights corresponding thereto throughout the world, all extensions and renewals of any thereof and all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit.

     "Deposit Account" means a demand, time, savings, passbook or other account maintained with a bank, savings and loan association, credit union or other financial institution.

     "Distributions" means all stock dividends, liquidating dividends, shares of stock resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non- cash dividends, mergers, consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Securities constituting Collateral, but shall not include Dividends.

     "Dividends" means cash dividends and cash distributions with respect to any Securities constituting Collateral made in the ordinary course of business and not a liquidating dividend.

     "Entitlement Holder" means a Person identified in the records of a Securities Intermediary as the Person having a Security Entitlement against the Securities Intermediary. If a Person acquires a Security Entitlement by virtue of Section 8-501(b)(2) or (3) of the U.C.C., such Person is the Entitlement Holder.

     "Equipment" is defined in clause (d) of Section 2.1.

     "Financial Asset" means (a) a Security, (b) an obligation of a Person or a share, participation or other interest in a Person or in property or an enterprise of a Person, which is, or is of a type, dealt with in or traded on financial markets, or which is recognized in any area in which it is issued or dealt in as a medium for investment or (c) any property that is held by a Securities Intermediary for another Person in a Securities Account if the Securities Intermediary has expressly agreed with the other Person that the property is to be treated as a Financial Asset under Article 8 of the U.C.C. As the context requires, the term Financial Asset shall mean either the interest itself or the means by which a Person's claims to it is evidenced, including a certificated or an uncertificated Security, a certificate representing a Security or a Security Entitlement.

     "Grantor" and "Grantors" are defined in the preamble.

     "Indenture" is defined in the first recital.

     "Intellectual  Property  Collateral"  means,  collectively,   the  Computer
Hardware  and  Software  Collateral,   the  Copyright  Collateral,   the  Patent
Collateral, the Trademark Collateral and the Trade Secrets Collateral.

     "Intercompany Note" means, with respect to any Grantor, as the payee thereunder, a subordinated promissory note, which subordinated promissory note evidences all intercompany loans (to the extent such loans are evidenced by a note) which may be made from time to time by such Grantor to the Issuer or any of its Subsidiaries as the maker of such subordinated promissory note, as such subordinated promissory note, in accordance with Section 4.2.4, is amended, modified or supplemented from time to time, together with any subordinated promissory note of such maker taken in extension or renewal thereof or substitution therefor.

     "Investment Property" means all Securities (whether certificated or uncertificated), Security Entitlements, Securities Accounts, Commodity Contracts and Commodity Accounts of any Grantor, whether now owned or hereafter acquired by any Grantor.

     "Inventory" is defined in clause (e) of Section 2.1

     "Issuer" is defined in the preamble.

     "Master Deposit Account" means the Deposit Account of the Issuer to be established and maintained with the Collateral Agent upon the occurrence of an Event of Default.

     "Material Adverse Effect" means a material adverse effect on

     (a) the business, operating results or condition (financial or otherwise) of the Issuer and its Subsidiaries, taken as a whole;

     (b) the ability of any Grantor to perform its obligations under any of the Related Documents, including the payment of any principal, interest, fees, expenses or other amounts under or in respect of any of the Related Documents; or

     (c) the validity or enforceability of any of the Related Documents or any of the rights or remedies of the Collateral Agent or any other Secured Party under any of the Related Documents.

     "Motor Vehicles" shall mean motor vehicles, tractors, trailers and other like property, whether or not the title thereto is governed by a certificate of title or ownership.

     "Notes" is defined in the first recital.

     "Notes Issuance" is defined in the first recital.

     "Patent Collateral" means:

     (a) all letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing anywhere in the world and including each patent and patent application referred to in Item A of Schedule III attached hereto;

     (b)  all   reissues,   divisions,   continuations,   continuations-in-part,
extensions,  renewals and reexaminations of any of the items described in clause
(a);

     (c) all patent licenses, including each patent license referred to in Item B of Schedule III attached hereto; and

     (d) all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, including any patent or patent application referred to in Item A of
Schedule III attached hereto, and for breach or enforcement of any patent license, including any patent license referred to in Item B of Schedule III attached hereto, and all rights corresponding thereto throughout the world.

     "Pledge and Security Agreement" is defined in the preamble.

     "Receivables" is defined in clause (f) of Section 2.1.

     "Related Contracts" is defined in clause (f) of Section 2.1.

     "Related Documents" means the Indenture, the Notes, this Pledge and Security Agreement, the Trademark Security Agreement, the Patent Security Agreement, if any, the Copyright Security Agreement, if any, and the Mortgages.

     "Secured Obligations" is defined in Section 2.2.

     "Secured Parties" means the Collateral Agent, the Trustee and the Holders.

     "Securities" means any obligations of an issuer or any shares, participations, or other interests in an issuer or in property or an enterprise of an issuer which (a) are represented by a certificate representing a security in bearer or registered form, or the transfer of which may be registered upon books maintained for that purpose by or on behalf of such issuer, (b) are one of a class or series or by its terms is divisible into a class or series of shares, participations, interests or obligations and (c) (i) are, or are of a type, dealt with or traded on securities exchanges or securities markets or (ii) are a medium for investment and by their terms expressly provide that they are a security governed by Article 8 of the U.C.C.

     "Securities Account" means an account to which a Financial Asset is or may be credited in accordance with an agreement under which the Person maintaining the account undertakes to treat the Person for whom the account is maintained as entitled to exercise rights that comprise the Financial Asset.

     "Securities Act" is defined in Section 6.2.

     "Security Entitlements" means the rights and property interests of an Entitlement Holder with respect to a Financial Asset.

     "Security Intermediary" means (a) a clearing corporation or (b) a Person, including a bank or broker, that in the ordinary course of its business maintains securities accounts for others and is acting in that capacity.

     "Trademark Collateral" means:

     (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature (all of the foregoing items in this clause
(a) being collectively called a "Trademark"), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country, including those referred to in Item A of Schedule IV attached hereto;

     (b) all Trademark licenses, including each Trademark license referred to in Item B of Schedule IV attached hereto;

     (c) all reissues, extensions or renewals of any of the items described in clause (a) and (b);

     (d) all of the goodwill of the business connected with the use of, and symbolized by the items described in, clauses (a) and (b); and

     (e) all proceeds of, and rights associated with, the foregoing, including any claim by any Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, including any Trademark, Trademark registration or Trademark license referred to in Item A and Item B of Schedule IV attached hereto, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

     "Trade Secrets Collateral" means all common law and statutory trade secrets and all other confidential or proprietary or useful information and all know-how obtained by or used in or contemplated at any time for use in the business of any Grantor (all of the foregoing being collectively called a "Trade Secret"), whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating or referring in any way to such Trade Secret, all Trade Secret licenses, including each Trade Secret license referred to in Schedule VI attached hereto, and including the right to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade Secret license.

     "Collateral Agent" is defined in the preamble.

     "U.C.C." means the Uniform Commercial Code, as in effect from time to time in the State of New York.

     SECTION 1.2. Indenture Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Pledge and Security Agreement, including its preamble and recitals, have the meanings provided in the Indenture.

     SECTION 1.3. U.C.C. Definitions. Unless otherwise defined herein or in the Indenture or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Pledge and Security Agreement, including its preamble and recitals, with such meanings.


                                   ARTICLE II

                                SECURITY INTEREST

     SECTION 2.1. Grant of Security. Each Grantor hereby assigns (which assignment in the case of any Trademark Collateral shall be an assignment of a security interest), pledges, hypothecates, charges, mortgages, delivers, and transfers to the Collateral Agent for its benefit and the ratable benefit of each of the Secured Parties, and hereby grants to the Collateral Agent for its benefit and the ratable benefit of each of the Secured Parties, a security interest in all of the following, whether now or hereafter existing or acquired by such Grantor (the "Collateral"):

     (a) all Intercompany Notes in which such Grantor has an interest (including each Intercompany Note described in Item A of Schedule I hereto);

     (b) all interest and other payments and rights with respect to each Intercompany Note in which such Grantor has an interest;

     (c) all Investment Property in which such Grantor has an interest (including the Securities of each issuer described in Item B of Schedule I hereto but excluding the Securities of New World EnbcDeb Corp.);

     (d) all equipment in all of its forms (including all Motor Vehicles) of such Grantor, wherever located, including all parts thereof and all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor and all accessories related thereto (any and all of the foregoing being the "Equipment");

     (e) all inventory in all of its forms of such Grantor, wherever located, including

          (i) all raw materials and work in process therefor, finished goods thereof, and materials used or consumed in the manufacture or production thereof,

          (ii) all goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind (including goods in which such Grantor has an interest or right as consignee), and

          (iii) all goods which are returned to or repossessed by such Grantor,

and all accessions thereto, products thereof and documents therefor (any and all such inventory, materials, goods, accessions, products and documents being the "Inventory");

     (f) all accounts, contracts (including franchise agreements), contract rights, chattel paper, documents, instruments, and general intangibles (including tax refunds and limited liability company or member interests in Subsidiaries of such Grantor that are limited liability companies that have not elected to have such interests treated as Securities for purposes of Article 8 of the U.C.C.) of such Grantor, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights of such Grantor now or hereafter existing in and to all security agreements, guaranties, leases and other contracts securing or otherwise relating to any such accounts, contracts (including franchise agreements), contract rights, chattel paper, documents, instruments, and general intangibles (any and all such accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles being the "Receivables", and any and all such security agreements, guaranties, leases and other contracts being the "Related Contracts");

     (g) all Deposit  Accounts of such  Grantor  (including  the Master  Deposit
Account in the case where such Grantor is the Issuer) and all cash, checks, drafts, notes, bills of exchange, money orders and other like instruments, if any, now owned or hereafter acquired, held therein (or in sub-accounts thereof) and all certificates and instruments, if any, from time to time representing or evidencing such investments, and all interest, earnings and proceeds in respect thereof;

     (h) all Intellectual Property Collateral of such Grantor;

     (i) all books, records, writings, data bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing in this Section 2.1;

     (j) all of such Grantor's other property and rights of every kind and description and interests therein; and

     (k) all products, offspring, rents, issues, profits, returns, income and proceeds of and from any and all of the foregoing Collateral (including proceeds which constitute property of the types described in clauses (a) through (j), proceeds deposited from time to time in any lock box or Deposit Account of such Grantor (including the Master Deposit Account in the case where such Grantor is the Issuer), and, to the extent not otherwise included, all payments under insurance (whether or not the Collateral Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral).

Notwithstanding the foregoing, "Collateral" shall not include any general intangibles or other rights described in clause (f) above arising under any contracts, instruments, licenses or other documents described in such clause as to which the grant of a security interest would constitute a violation of a valid and enforceable restriction in favor of a third party on such grant, unless and until any required consents shall have been obtained. Each Grantor agrees to use its best efforts to obtain any such required consent.

     SECTION 2.2. Security for Obligations. This Pledge and Security Agreement secures the payment of all Obligations of the Issuer now or hereafter existing under the Indenture, the Notes and each other Related Document to which the Issuer is or may become a party, whether for principal, interest, costs, fees, expenses or otherwise, and all Obligations of each Grantor now or hereafter existing under its Subsidiary Guarantee, this Pledge and Security Agreement and each other Related Document to which such Grantor is or may become a party (all such obligations of the Issuer, such Grantor being the "Secured Obligations").

     SECTION 2.3. Delivery of Certificated Securities and Intercompany Notes. All Collateral comprised of Intercompany Notes and certificated Securities shall be delivered to and held by or on behalf of (and, in the case of the Intercompany Notes, endorsed to the order of) the Collateral Agent pursuant hereto, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary instruments of transfer or assignment, duly executed in blank.

     SECTION 2.4. Dividends on Securities and Payments on Intercompany Notes. In the event that any Dividend is to be paid on any Security that constitutes Collateral or any payment of principal or interest is to be made on any Intercompany Note at a time when no Default of the nature referred to in clause
(f) of Section 6.01 of the Indenture or Event of Default has occurred and is continuing or would result therefrom, such Dividend or payment may be paid directly to the applicable Grantor. If any such Default or Event of Default has occurred and is continuing, then any such Dividend or payment shall be paid directly to the Collateral Agent.

     SECTION 2.5. Continuing Security Interest; Transfer of Notes. This Pledge and Security Agreement shall create a continuing security interest in the Collateral and shall

          (a) remain in full force and effect until payment in full in cash of all Secured Obligations,

          (b) be binding upon each Grantor, its successors, transferees and assigns, and

          (c) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and each other Secured Party.

Without limiting the generality of the foregoing clause (c), any Holder may assign or otherwise transfer (in whole or in part) any Note held by it to any other Person, and such other Person shall thereupon become vested with all the rights and benefits in respect thereof granted to such Holder under any Related Document (including this Pledge and Security Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Sections 2.14 and 2.15 of the Indenture. Upon the payment in full in cash of all Secured Obligations, the security interest granted herein shall terminate and all rights to the Collateral shall revert to such Grantor. Upon any such termination, the Collateral Agent will, at such Grantor's sole expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination. Upon (i) the sale, transfer or other disposition of Collateral in accordance with Section 4.15 of the Indenture or (ii) the payment in full in cash of all Secured Obligations, the security interests granted herein shall automatically terminate with respect to (x) such Collateral (in the case of clause (i)) or (y) all Collateral (in the case of clause (ii)). Upon any such sale, transfer, disposition or termination, the Collateral Agent will, at such Grantor's sole expense, deliver to such Grantor, without any representations, warranties or recourse of any kind whatsoever, all applicable certificated Securities and all applicable Intercompany Notes, together with all other applicable Collateral held by the Collateral Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination (including such documents as such Grantor shall reasonably request to remove the notation of the Collateral Agent as lienholder on any certificate of title for any applicable Motor Vehicle).

     SECTION 2.6. Grantor Remains Liable. Anything herein to the contrary notwithstanding

          (a) each Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and shall perform all of its duties and obligations under such contracts and agreements to the same extent as if this Pledge and Security Agreement had not been executed,

          (b) the exercise by the Collateral Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under any such contracts or agreements included in the Collateral, and

          (c) neither the Collateral Agent nor any other Secured Party shall have any obligation or liability under any such contracts or agreements included in the Collateral by reason of this Pledge and Security Agreement, nor shall the Collateral Agent or any other Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

     SECTION 2.7. Security Interest Absolute. All rights of the Collateral Agent and the security interests granted to the Collateral Agent hereunder, and all obligations of each Grantor hereunder, shall be absolute and unconditional, irrespective of

          (a) any lack of validity or enforceability of the Indenture, any Note or any other Related Document;

          (b) the failure of any Secured Party

               (i) to assert any claim or demand or to enforce any right or remedy against the Issuer, any other Grantor or any other Person under the provisions of the Indenture, any Note, any other Related Document or otherwise, or

               (ii) to exercise any right or remedy against any other guarantor of, or collateral securing, any Secured Obligations;

          (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other extension, compromise or renewal of any Secured Obligations;

          (d) any reduction, limitation, impairment or termination of any Secured Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Grantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Secured Obligations or otherwise;

          (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Indenture, any Note or any other Related Document;

          (f) any addition, exchange, release, surrender or non-perfection of any collateral (including the Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Secured Obligations; or

          (g) any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Issuer, any other Grantor, any surety or any guarantor.

     SECTION 2.8. Postponement of Subrogation, etc. Each Grantor hereby agrees that it will not exercise any rights which it may acquire by reason of any payment made hereunder, whether by way of subrogation, reimbursement or otherwise, until the prior payment in full in cash of all Secured Obligations. Any amount paid to any Grantor on account of any payment made hereunder prior to the payment in full in cash of all Secured Obligations shall be held in trust for the benefit of the Secured Parties and shall immediately be paid to the Secured Parties and credited and applied against the Secured Obligations, whether matured or unmatured, in accordance with the terms of the Indenture; provided, however, that if

          (a) such Grantor has made payment to the Secured Parties of all or any part of the Secured Obligations, and

          (b) all Secured Obligations have been paid in full in cash,

each Secured Party agrees that, at the requesting Grantor's request, the Secured Parties will execute and deliver to such Grantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Grantor of an interest in the Secured Obligations resulting from such payment by such Grantor. In furtherance of the foregoing, for so long as any Secured Obligations remain outstanding, each Grantor shall refrain from taking any action or commencing any proceeding against the Issuer or any other Grantor (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under this Pledge and Security Agreement to any Secured Party.


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     SECTION 3.1. Representations and Warranties. Each Grantor represents and warrants to each Secured Party insofar as the representations and warranties contained herein are applicable to such Grantor and its properties, as set forth in this Article III.

     SECTION 3.2. As to  Securities.  All  Securities  issued by a Subsidiary of such Grantor are duly authorized and validly issued, fully paid, and non-assessable, and constitute all of the issued and outstanding Securities of such Subsidiary of such Grantor. All of the Securities issued by each Subsidiary of such Grantor are in certificated form and, except for the Securities of each Subsidiary of such Grantor set forth in Item C of Schedule I, have been pledged to the Collateral Agent by such Grantor.

     SECTION 3.3. As to Intercompany Notes. In the case of each Intercompany Note, all of such Intercompany Notes have been duly authorized, executed, endorsed, issued and delivered, and are the legal, valid and binding obligation of the issuers thereof, and are not in default.

     SECTION 3.4. Location of Collateral, etc. All of the Equipment, Inventory and lock boxes of such Grantor are respectively located at the places specified in Items 3(e), (f) and (c), respectively, of Schedule II hereto. None of the Equipment and Inventory has, within the four months preceding the date of this Pledge and Security Agreement (if then owned by such Grantor), been located at any place other than the places specified in Items 3(e) and (f), respectively, of Schedule II hereto. The place(s) of business and chief executive office of such Grantor and the office(s) where such Grantor keeps its records concerning the Receivables, and all originals of all chattel paper which evidence Receivables, are respectively located at the addresses set forth in Items 3(b),
(a) and (c) of Schedule II hereto. Such Grantor has no trade names other than those set forth in Item 1(b) of Schedule II hereto. During the four months preceding the date hereof, such Grantor has not been known by any legal name nor has it had a federal taxpayer identification number different from the ones set forth in Schedule II hereto 1(a) and 2, respectively, of Schedule II hereto, nor has such Grantor been the subject of any merger or other corporate reorganization,  except as  disclosed  pursuant  to  Schedule  II hereto 1(c) of
Schedule II hereto. If the Collateral includes any Inventory located in the State of California, such Grantor is not a "retail merchant" within the meaning of Section 9102 of the Uniform Commercial Code - Secured Transactions of the State of California. All Receivables evidenced by a promissory note or other instrument, negotiable document or chattel paper have been duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Collateral Agent and delivered and pledged to the Collateral Agent pursuant to Section 4.10. Such Grantor is not a party to any Federal, state or local government contract except as set forth in Item 4 of
Schedule II hereto.

     SECTION 3.5. Ownership, No Liens, etc. Such Grantor owns its Collateral free and clear of any Lien, security interest, charge or encumbrance except for the security interest created by this Pledge and Security Agreement and except in the case of Collateral not consisting of Securities and Intercompany Notes as permitted by the Indenture; provided, however, that the Securities issued by Chesapeake Bagel Franchise Corp. may be encumbered by the AFC Lien. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Collateral Agent relating to this Pledge and Security Agreement or as have been filed in connection with Liens permitted pursuant to Section 4.17 of the Indenture or as to which a duly executed termination statement relating to such financing statement or other instrument has been delivered to the Collateral Agent on the Closing Date.

     SECTION 3.6. Possession and Control. Such Grantor has exclusive possession and control of its Equipment and Inventory.

     SECTION 3.7. Negotiable Documents, Instruments and Chattel Paper. Such Grantor has, contemporaneously herewith, delivered to the Collateral Agent possession of all originals of all negotiable documents, instruments and chattel paper currently owned or held by such Grantor (duly endorsed in blank, if requested by the Collateral Agent).

     SECTION  3.8.  Intellectual  Property  Collateral.   With  respect  to  any
Intellectual Property Collateral the loss, impairment or infringement of which might have a Material Adverse Effect:

          (a) such Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable, in whole or in part;

          (b) such Intellectual Property Collateral is valid and enforceable;

          (c) such Grantor has made all necessary filings and recordations to protect its interest in such Intellectual Property Collateral (except with respect to Intellectual Property Collateral that it is acquiring on the date hereof, in which case, such Grantor agrees to promptly (and in any event within 15 Business Days of the date hereof) deliver to the United States Patent and Trademark Office for filing on proper forms, together with the necessary filing fees, all necessary filings and recordations to protect its interest in such newly-acquired Intellectual Property Collateral), including recordations of all of its interests in the Patent Collateral, if any, and Trademark Collateral in the United States Patent and Trademark Office and in corresponding offices in countries in which the failure to so file and/or record could reasonably have a Material Adverse Effect and its claims to the Copyright Collateral, if any, in the United States Copyright Office and in corresponding offices in countries in which the failure to so file and/or record could reasonably have a Material Adverse Effect;

          (d) such Grantor is the exclusive owner of the entire and unencumbered right, title and interest in and to such Intellectual Property Collateral and no claim has been made that the use of such Intellectual Property Collateral does or may violate the asserted rights of any third party; and

          (e) such Grantor has performed and will continue to perform all acts and has paid and will continue to pay all required fees and taxes to maintain each and every such item of Intellectual Property Collateral in full force and effect throughout the world, as applicable.

Such Grantor owns directly or is entitled to use by license or otherwise, all patents, Trademarks, Trade Secrets, copyrights, mask works, licenses, technology, know-how, processes and rights with respect to any of the foregoing used in, necessary for or of importance to the conduct of such Grantor's business.

     SECTION 3.9. Validity, etc. This Pledge and Security Agreement creates a valid continuing security interest in the Collateral securing the payment of the Secured Obligations, and

          (a) in the case of Collateral comprised of certificated Securities or instruments, upon the delivery of such Collateral to the Collateral Agent, such security interest will be a valid first priority perfected security interest;

          (b) in the case of Collateral comprised of uncertificated Securities and other Investment Property (other than certificated Securities), upon the Collateral Agent obtaining "control" (as defined in Section 8-106 of the U.C.C., as such term relates to Investment Property (other than certificated Securities or Commodity Contracts), or as used in Section 9-115(e) of the U.C.C., as such term relates to Commodity Contracts) of such Collateral and the filing of the Uniform Commercial Code financing statements delivered by the Grantor having an interest in such Collateral to the Collateral Agent with respect to such Collateral, such security interest will be a valid first priority perfected security interest;

          (c) in the case of Collateral comprised of Motor Vehicles, upon the recordation or notation of the Collateral Agent's Lien on the certificates of title or ownership in respect of such Motor Vehicles and the filing of the Uniform Commercial Code financing statements delivered by the Grantor having an interest in such Motor Vehicles to the Collateral Agent with respect to such Collateral, such security interest will be a valid first priority perfected security interest;

          (d) in the case of all other Collateral, upon the filing in the appropriate jurisdictions of the Uniform Commercial Code financing statements delivered by the Grantor to the Collateral Agent with respect to such Collateral, such security interest will be a valid first priority perfected security interest (except to the extent a Uniform Commercial Code financing statement was previously filed in connection with Liens permitted pursuant to Section 4.17 of the Indenture and such financing statement remains effective in respect of such Collateral).

Each Grantor has executed and provided the Collateral Agent with all of the Uniform Commercial Code financing statements referred to above for filing by CT Corporation Systems with the appropriate offices therefor and has taken all of the other actions referred to above necessary to create perfected, first-priority security interests in the applicable Collateral.

     SECTION 3.10. Authorization, Approval, etc. Except as have been obtained or made and are in full force and effect (or otherwise provided for to the satisfaction of the Agents), no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either

          (a) for the grant by such Grantor of the security interest granted hereby, the pledge by such Grantor of any Collateral pursuant hereto or for the execution, delivery and performance of this Pledge and Security Agreement by such Grantor,

          (b) for the perfection of or the exercise by the Collateral Agent of its rights and remedies hereunder, or

          (c) for the exercise by the Collateral Agent of the voting or other rights provided for in this Pledge and Security Agreement, or, except with respect to any Securities issued by a Subsidiary of such Grantor, as may be required in connection with a disposition of such Securities by laws affecting the offering and sale of securities generally, the remedies in respect of the Collateral pursuant to this Pledge and Security Agreement.

     SECTION 3.11. Compliance with Laws. Such Grantor is in compliance with the requirements of all applicable laws (including the provisions of the Fair Labor Standards Act), rules, regulations and orders of every governmental authority, the non-compliance with which could reasonably be expected to have a Material Adverse Effect or which could reasonably be expected to materially adversely affect the value of the Collateral or the worth of the Collateral as collateral security.


                                   ARTICLE IV

                                    COVENANTS

     SECTION 4.1. Certain Covenants. Each Grantor covenants and agrees that, so long as any portion of the Secured Obligations shall remain unpaid, such Grantor will, unless the Holder or Holders of at least a majority in aggregate principal amount of the outstanding Notes shall otherwise consent in writing, perform, comply with and be bound by the obligations set forth in this Article IV.

     SECTION 4.2. As to Investment Property and Intercompany Notes; Etc.

     SECTION 4.2.1. Certificated Securities. Such Grantor shall not permit any of its Subsidiaries that is not a corporation to provide in its Organic Documents that all equity interests in such Subsidiaries shall be Securities governed by Article 8 of the U.C.C. unless all such interests are evidenced by certificated Securities which are delivered contemporaneously upon the issuance thereof to the Collateral Agent, together with all necessary instruments of transfer or assignment, duly executed in blank.

     SECTION 4.2.2. Investment Property (other than Certificated Securities). With respect to any Investment Property (other than certificated Securities) of such Grantor, such Grantor shall (a) cause a Control Agreement relating to such Investment Property to be executed and delivered in favor of the Collateral Agent and (b) deliver Uniform Commercial Code financing statements which when filed will result in the Collateral Agent having a first priority perfected security interest in such Investment Property.

     SECTION 4.2.3. Stock Powers, etc. Such Grantor agrees that all certificated Securities constituting Collateral delivered by such Grantor pursuant to this Pledge and Security Agreement will be accompanied by duly executed undated blank stock powers, or other equivalent instruments of transfer acceptable to the Collateral Agent. Such Grantor will, from time to time upon the request of the Collateral Agent, promptly deliver to the Collateral Agent such stock powers, instruments, and similar documents, satisfactory in form and substance to the Collateral Agent, with respect to such Collateral as the Collateral Agent may reasonably request and will, from time to time upon the request of the Collateral Agent after the occurrence of any Event of Default, promptly transfer any Securities constituting Collateral into the name of any nominee designated by the Collateral Agent.

     SECTION 4.2.4. Continuous Pledge. Such Grantor will, at all times, keep pledged to the Collateral Agent pursuant hereto on a first priority perfected basis all Investment Property constituting Collateral, all Dividends and Distributions with respect thereto, all Intercompany Notes, all interest, principal and other proceeds received by the Collateral Agent with respect to the Intercompany Notes, and all other Collateral and other securities, instruments, proceeds, and rights from time to time received by or distributable to such Grantor in respect of any of the foregoing Collateral and will not permit any Subsidiary of such Grantor to issue any Securities which shall not have been immediately duly pledged hereunder on a first priority perfected basis.

     SECTION 4.2.5. Voting Rights; Dividends, etc. Such Grantor agrees:

          (a) after any  Default  of the  nature  referred  to in clause  (f) of
     Section 6.01 of the Indenture or any Event of Default shall have occurred and be continuing, promptly upon receipt of notice thereof by such Grantor and without any request therefor by the Collateral Agent, to deliver (properly endorsed where required hereby or requested by the Collateral Agent) to the Collateral Agent all Dividends, Distributions, all interest, all principal, all other cash payments, and all proceeds of the Collateral, all of which shall be held by the Collateral Agent as additional Collateral for use in accordance with clause (b) of Section 6.1; and

          (b) after any Event of Default shall have occurred and be continuing and the Collateral Agent has notified such Grantor of the Collateral Agent's intention to exercise its voting power under this Section 4.2.5(b)

               (i) the Collateral Agent may exercise (to the exclusion of such Grantor) the voting power and all other incidental rights of ownership with respect to any Securities or other Investment Property constituting Collateral and such Grantor hereby grants the Collateral Agent an irrevocable proxy, exercisable under such circumstances, to vote such Securities and such other Collateral; and

               (ii) promptly to deliver to the Collateral Agent such additional proxies and other documents as may be necessary to allow the Collateral Agent to exercise such voting power.

All Dividends, Distributions, interest, principal, cash payments, and proceeds which may at any time and from time to time be held by such Grantor but which such Grantor is then obligated to deliver to the Collateral Agent, shall, until delivery to the Collateral Agent, be held by such Grantor separate and apart from its other property in trust for the Collateral Agent. The Collateral Agent agrees that unless an Event of Default shall have occurred and be continuing and the Collateral Agent shall have given the notice referred to in Section 4.2.5(b), such Grantor shall have the exclusive voting power with respect to any Securities constituting Collateral and the Collateral Agent shall, upon the written request of such Grantor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by such Grantor which are necessary to allow such Grantor to exercise voting power with respect to any such Securities; provided, however, that no vote shall be cast, or consent, waiver, or ratification given, or action taken by such Grantor that would impair any such Collateral or be inconsistent with or violate any provision of the Indenture or any other Related Document (including this Pledge and Security Agreement).

     SECTION 4.2.6. Amendment of Organic Documents. Such Grantor will not amend, supplement or otherwise modify, or permit, consent or suffer to occur any amendment, supplement or modification of any terms or provisions contained in, or applicable to, any Organic Document of any issuer of any Security comprising the Collateral in which it has an equity interest if the effect thereof is to impair, or is in any manner adverse to, the rights or interests of the Collateral Agent or any other Secured Party hereunder or under the Indenture or any other Related Document, without the prior written consent of the Collateral Agent and the Holder or Holders of at least a majority in aggregate principal amount of the outstanding Notes.

     SECTION 4.3. As to Equipment and Inventory. Such Grantor hereby agrees that it shall

          (a) keep all the Equipment and Inventory (other than Inventory sold in the ordinary course of business) at the places therefor specified in
     Section 3.4 or, upon 30 days' prior written notice to the Collateral Agent, at such other places in a jurisdiction where all representations and warranties set forth in Article III (including Section 3.9) shall be true and correct, and all action required pursuant to the first sentence of
     Section 4.10 shall have been taken with respect to the Equipment and Inventory;

          (b) cause the Equipment to be maintained  and preserved as required by
     Section 4.05 of the Indenture; and promptly furnish to the Collateral Agent a statement respecting any loss or damage to any of such material Equipment; and

          (c) pay promptly when due all property and other material taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment and Inventory, except to the extent the validity thereof is being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside.

     SECTION 4.4. As to Receivables. (a) Such Grantor shall keep its place(s) of business and chief executive office and the office(s) where it keeps its records concerning the Receivables, and all originals of all chattel paper which evidences Receivables, located at the address(es) set forth in Item 3(b) of
Schedule II attached hereto, or, upon 30 days' prior written notice to the Collateral Agent, at such other locations in a jurisdiction where all actions required by the first sentence of Section 4.10 shall have been taken with respect to the Receivables; not change its name or federal taxpayer identification number except upon 30 days' prior written notice to the Collateral Agent; hold and preserve such records and chattel paper; and permit representatives of the Collateral Agent at any time during normal business hours to inspect and make abstracts from such records and chattel paper. In addition, each Grantor shall give the Collateral Agent a supplement to the Schedules hereto on the last Business Day of each March, June, September and December (commencing with the last Business Day of September, 2001) to the extent necessary to set forth any changes to the information set forth in Section 3.4.

     (b) Such Grantor shall have the right to collect all Receivables so long as no Default of the nature set forth in clause (f) of Section 6.01 of the Indenture nor any Event of Default shall have occurred and be continuing; provided, however, that such Grantor agrees to promptly deposit all payments received by such Grantor on account of the Receivables, whether in the form of cash, checks, drafts, notes, bills of exchange, money orders or other like instruments or otherwise, in a Deposit Account in precisely the form in which received (but with any endorsements of such Grantor necessary for deposit or collection).

     (c) All proceeds of Collateral received by such Grantor shall be deposited into a Deposit Account of such Grantor, unless, during the occurrence and continuance of an Event of Default, such Grantor is otherwise notified in writing by the Collateral Agent. Following any such notice by the Collateral Agent to such Grantor pursuant to this Section 4.4(c), all proceeds of Collateral received by such Grantor shall be delivered in kind to the Master Deposit Account (which shall be established by the Issuer with the Collateral Agent if such Deposit Account is not then existing) or any other account or accounts specified by the Collateral Agent. Proceeds of Collateral received by such Grantor shall, prior to deposit in the Master Deposit Account or such other account or accounts specified by the Collateral Agent, be held separate and apart from, and not commingled with, all other property and in express trust for the benefit of the Collateral Agent until delivery thereof is made to the Master Deposit Account or such other account or accounts.

     (d) Following and during the continuance of an Event of Default, such Grantor shall transfer all funds out of each of its Deposit Accounts that is not the Master Deposit Account (other than, in the aggregate, cash or Cash Equivalent Investments in all Deposit Accounts (other than the Master Deposit Account) that do not exceed at any time $10,000) for deposit into the Master Deposit Account at the close of business each day or, if not commercially reasonable to do so, no less frequently than once every five Business Days.

     (e) The Collateral Agent shall have the right to apply any amount in each Deposit Account (including the Master Deposit Account) to the payment of any Secured Obligations which are due and payable or payable upon demand or to the payment of any Secured Obligations at any time that an Event of Default shall have occurred and be continuing.

     (f) With respect to each Deposit Account maintained with the Collateral Agent (including the Master Deposit Account), it is hereby agreed that (i) deposits in each such Deposit Account are subject to a security interest as contemplated hereby, (ii) each such Deposit Account shall be under the sole dominion and control of the Collateral Agent and (iii) the Collateral Agent shall have the sole right of withdrawal over each such Deposit Account; provided, however, that, unless and until the Collateral Agent shall notify the applicable Grantors that an Event of Default shall have occurred and be continuing and that during the continuance thereof no such Grantor shall withdraw any of the funds contained in any such Deposit Account (which notice may be given by telephone if promptly confirmed in writing or by facsimile), any such Grantor may at any time withdraw any of the funds contained in its Deposit Account for use in any lawful manner not inconsistent with the provisions of this Pledge and Security Agreement, the Indenture or any other Related Document.

     SECTION 4.5. Motor Vehicles. (a) Such Grantor shall deliver to the Collateral Agent the original of the certificate of title or ownership listing the Collateral Agent as lienholder for (i) any Motor Vehicle owned by such Grantor that has a fair market value of at least $50,000 or (ii) at the request of the Collateral Agent, any other Motor Vehicle owned by such Grantor.

     (b) Upon the acquisition after the date hereof by such Grantor of (i) any Motor Vehicle having a fair market value of at least $50,000 or (ii) any other Motor Vehicle for which the Collateral Agent has requested the original of the certificate of title or ownership thereof, such Grantor shall deliver to the Collateral Agent originals of the certificates of title or ownership for such Motor Vehicles, together with the manufacturer's statement of origin with the Collateral Agent listed as lienholder.

     (c)  Without  limiting  Section  5.1,  such  Grantor  hereby  appoints  the
Collateral Agent as its attorney-in-fact, effective the date hereof and terminating upon the termination of this Pledge and Security Agreement, for the purpose of (i) executing on behalf of such Grantor title or ownership applications for filing with appropriate state agencies to enable Motor Vehicles now owned or hereafter acquired by such Grantor to be retitled and the Collateral Agent listed as lienholder thereon, (ii) filing such applications with such state agencies and (iii) executing such other documents and instruments on behalf of, and taking such other action in the name of, such Grantor as the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof (including, without limitation, the purpose of creating in favor of the Collateral Agent a perfected lien on the Motor Vehicles and exercising the rights and remedies of the Collateral Agent under Section 6.1 hereof). This appointment as attorney-in-fact is irrevocable and coupled with an interest.

     (d) Any certificates of title or ownership delivered pursuant to the terms hereof shall be accompanied by odometer statements for each Motor Vehicle covered thereby.

     SECTION 4.6. As to Collateral. (a) Until the occurrence and continuance of a Default of the nature set forth in clause (f) of Section 6.01 of the Indenture or an Event of Default, and such time as the Collateral Agent shall notify such Grantor of the revocation of such power and authority such Grantor (i) may in the ordinary course of its business (except as otherwise permitted under the Indenture), at its own expense, sell, lease or furnish under the contracts of service any of the Inventory normally held by such Grantor for such purpose, and use and consume, in the ordinary course of its business (except as otherwise permitted under the Indenture), any raw materials, work in process or materials normally held by such Grantor for such purpose, (ii) will, at its own expense, endeavor to collect, as and when due, all amounts due with respect to any of the Collateral, including the taking of such action with respect to such collection as the Collateral Agent may reasonably request following the occurrence of a Default of the nature set forth in clause (f) of Section 6.01 of the Indenture or an Event of Default or, in the absence of such request, as such Grantor may deem advisable, and (iii) may grant, in the ordinary course of business (except as otherwise permitted under the Indenture), to any party obligated on any of the Collateral, any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of goods, the sale or lease of which shall have given rise to such Collateral. The Collateral Agent, however, may, at any time following a Default of the nature set forth in clause (f) of Section 6.01 of the Indenture or an Event of Default, whether before or after any revocation of such power and authority or the maturity of any of the Secured Obligations, notify any parties obligated on any of the Collateral to make payment to the Collateral Agent of any amounts due or to become due thereunder and enforce collection of any of the Collateral by suit or otherwise and surrender, release, or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby. Upon request of the Collateral Agent following a Default of the nature set forth in clause
(f) of Section 6.01 of the Indenture or an Event of Default, such Grantor will, at its own expense, notify any parties obligated on any of the Collateral to make payment to the Collateral Agent of any amounts due or to become due thereunder.

     (b)  Following  a Default  of the nature set forth in clause (f) of Section
6.01 of the Indenture or an Event of Default, the Collateral Agent is authorized to endorse, in the name of such Grantor, any item, howsoever received by the Collateral Agent, representing any payment on or other proceeds of any of the Collateral.

     SECTION 4.7. As to Intellectual Property Collateral. Each Grantor covenants and agrees to comply with the following provisions as such provisions relate to any Intellectual Property Collateral of such Grantor:

          (a) such Grantor shall not, unless such Grantor shall either (i) reasonably and in good faith determine (and notice of such determination shall have been delivered to the Collateral Agent) that any of the Patent Collateral is of negligible economic value to such Grantor, or (ii) have a valid business purpose to do otherwise, do any act, or omit to do any act, whereby any of the Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable;

          (b) such Grantor shall not, and such Grantor shall not permit any of its licensees to, unless such Grantor shall either (i) reasonably and in good faith determine (and notice of such determination shall have been delivered to the Collateral Agent) that any of the Trademark Collateral is of negligible economic value to such Grantor, or (ii) have a valid business purpose to do otherwise,

               (i) fail to continue to use any of the Trademark Collateral in order to maintain all of the Trademark Collateral in full force free from any claim of abandonment for non-use,

               (ii) fail to maintain as in the past the quality of products and services offered under all of the Trademark Collateral in a manner which might reasonably be expected to cause material impairment of any such Trademark Collateral,

               (iii) fail to employ all of the Trademark Collateral registered with any Federal or state or foreign authority with an appropriate notice of such registration,

               (iv) adopt or use any other Trademark which is confusingly similar or a colorable imitation of any of the Trademark Collateral,

               (v) use any of the Trademark Collateral registered with any Federal or state or foreign authority except for the uses for which registration or application for registration of all of the Trademark Collateral has been made, and

               (vi) do or permit any act or knowingly omit to do any act whereby any of the Trademark Collateral may lapse or become invalid or unenforceable;

          (c) such Grantor shall not, unless such Grantor shall either (i) reasonably and in good faith determine (and notice of such determination shall have been delivered to the Collateral Agent) that any of the Copyright Collateral or any of the Trade Secrets Collateral is of negligible economic value to such Grantor, or (ii) have a valid business purpose to do otherwise, do or permit any act or knowingly omit to do any act whereby any of the Copyright Collateral or any of the Trade Secrets Collateral may lapse or become invalid or unenforceable or placed in the public domain except upon expiration of the end of an unrenewable term of a registration thereof;

          (d) such Grantor shall notify the Collateral Agent immediately if it knows, or has reason to know, that any application or registration relating to any material item of the Intellectual Property Collateral may become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding such Grantor's ownership of any of the Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same;

          (e) in no event shall such Grantor or any of its agents, employees, designees or licensees file an application for the registration of any Intellectual Property Collateral with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, unless it promptly informs the Collateral Agent, and upon request of the
     Collateral Agent, executes and delivers any and all agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Collateral Agent's security interest in such Intellectual Property Collateral and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

          (f) such Grantor shall take all necessary steps, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue any application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, the Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes (except to the extent that dedication, abandonment or invalidation is permitted under the foregoing clauses (a), (b) and (c)); and

          (g) such Grantor shall, contemporaneously herewith, execute and deliver to the Collateral Agent a Patent Security Agreement and a Trademark Security Agreement in the forms of Exhibits A and B hereto, respectively, and shall execute and deliver to the Collateral Agent any other document required to acknowledge or register or perfect the Collateral Agent's interest in any part of the Intellectual Property Collateral.

     SECTION 4.8. Insurance. Such Grantor will maintain or cause to be maintained with responsible insurance companies insurance with respect to its business and properties (including the Equipment and Inventory) against such casualties and contingencies and of such types and in such amounts as is required pursuant to the Indenture and will, upon the request of the Collateral Agent, furnish a certificate of a reputable insurance broker setting forth the nature and extent of all insurance maintained by such Grantor in accordance with this Section.

     SECTION 4.9. Transfers and Other Liens. Such Grantor shall not:

          (a) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except Inventory in the ordinary course of business or as permitted by the Indenture; or

          (b) create or suffer to exist any Lien or other charge or encumbrance upon or with respect to any of the Collateral to secure Indebtedness of any Person or entity, except for the security interest created by this Pledge and Security Agreement and except as permitted by the Indenture.

     SECTION 4.10. Further Assurances, etc. Such Grantor agrees that, from time to time at its own expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Collateral Agent may request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, such Grantor will

     (a) mark conspicuously each document included in the Inventory, each chattel paper included in the Receivables and each Related Contract and, at the request of the Collateral Agent, each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Collateral Agent, indicating that such document, chattel paper, Related Contract or Collateral is subject to the security interest granted hereby;

     (b) if any Receivable shall be evidenced by a promissory note or other instrument, negotiable document or chattel paper, deliver and pledge to the Collateral Agent hereunder such promissory note, instrument, negotiable document or chattel paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Collateral Agent;

     (c) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices (including any assignment of claim form under or pursuant to the federal assignment of claims statute, 31 U.S.C. ss. 3726, any successor or amended version thereof or any regulation promulgated under or pursuant to any version thereof), as may be necessary or desirable, or as the Collateral Agent may request, in order to perfect and preserve the security interests and other rights granted or purported to be granted to the Collateral Agent hereby;

     (d) not enter into any agreement amending, supplementing, or waiving any provision of any Intercompany Note (including any underlying instrument pursuant to which such Intercompany Note is issued) or compromising or releasing or extending the time for payment of any obligation of the maker thereof;

     (e) promptly execute and deliver all further instruments, and take all further action, that may be necessary or desirable, or that the Collateral Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral;

     (f) cause the Collateral Agent to be listed as the lienholder on the certificate of title or ownership relating to (i) any Motor Vehicle owned by such Grantor that has a fair market value of at least $50,000 or (ii) at the request of the Collateral Agent, any other Motor Vehicle owned by such Grantor;

     (g) not take or omit to take any action the taking or the omission of which would result in any impairment or alteration of any obligation of the maker of any Intercompany Note or other instrument constituting Collateral; and

     (h) furnish to the Collateral Agent, from time to time at the Collateral Agent's request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

With respect to the foregoing and the grant of the security interest hereunder, such Grantor hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of such Grantor where permitted by law. A carbon, photographic or other reproduction of this Pledge and Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.


                                    ARTICLE V

                              THE COLLATERAL AGENT

     SECTION 5.1. Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints the Collateral Agent such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Collateral Agent's discretion, following the occurrence and continuation of a Default of the nature set forth in clause (f) of Section 6.01 of the Indenture or an Event of Default, to take any action and to execute any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Pledge and Security Agreement, including:

          (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

          (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above;

          (c) to file any claims or take any action or institute any proceedings which the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral; and

          (d) to perform the affirmative obligations of such Grantor hereunder (including all obligations of such Grantor pursuant to Section 4.10).

Such Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

     SECTION 5.2. Collateral Agent May Perform. If any Grantor fails to perform any agreement contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by such Grantor pursuant to
Section 6.4.

     SECTION 5.3. Collateral Agent Has No Duty. In addition to, and not in limitation of, Section 2.6, the powers conferred on the Collateral Agent hereunder are solely to protect its interest (on behalf of the Secured Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or responsibility for

          (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Investment Property, whether or not the Collateral Agent has or is deemed to have knowledge of such matters, or

          (b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

     SECTION 5.4. Reasonable Care. The Collateral Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided, however, the Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as any Grantor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Collateral Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.


                                   ARTICLE VI

                                    REMEDIES

     SECTION 6.1. Certain Remedies. If any Event of Default shall have occurred and be continuing:

     (a) The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may

          (i) require each Grantor to, and such Grantor hereby agrees that it will, at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place to be designated by the Collateral Agent which is reasonably convenient to both parties, and

          (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

     (b) All cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied by the Collateral Agent against, all or any part of the Secured Obligations as follows:

          (i) first, to the payment of any amounts payable to the Collateral Agent pursuant to Sections 6.08 and 7.07 of the Indenture and Section 6.4;

          (ii) second, to the equal and ratable payment of Secured Obligations, in accordance with each Secured Party's Secured Obligations owing to it under or pursuant to the Indenture or any other Related Document, applied

               (A) first to fees and expense reimbursements then due to such Secured Party,

               (B) then to interest due to such Secured Party, and

               (D) then to pay the remaining  outstanding  Secured  Obligations;
          and

          (iii) fourth, to be held as additional collateral security until the payment in full in cash of all of the Secured Obligations, after which such remaining cash proceeds shall be paid over to the applicable Grantor or to whomsoever may be lawfully entitled to receive such surplus.

     (c) The Collateral Agent may

          (i) transfer all or any part of the Collateral into the name of the Collateral Agent or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder,

          (ii) notify the parties obligated on any of the Collateral to make payment to the Collateral Agent of any amount due or to become due thereunder,

          (iii) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,

          (iv) endorse any checks, drafts, or other writings in such Grantor's name to allow collection of the Collateral,

          (v) take control of any proceeds of the Collateral, and

          (vi)  execute  (in  the  name,   place  and  stead  of  such  Grantor)
     endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

     SECTION 6.2. Securities Laws. If the Collateral Agent shall determine to exercise its right to sell all or any of the Collateral pursuant to Section 6.1, each Grantor agrees that, upon request of the Collateral Agent, such Grantor will, at its own expense:

          (a) execute and deliver, and cause each issuer of the Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Collateral Agent, advisable to register such Collateral under the provisions of the Securities Act of 1933, as from time to time amended (the "Securities Act"), and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

          (b) use its best efforts to qualify the Collateral under the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Collateral, as requested by the Collateral Agent;

          (c) cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act; and

          (d) do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

Each Grantor further acknowledges the impossibility of ascertaining the amount of damages that would be suffered by the Collateral Agent or the Secured Parties by reason of the failure by any Grantor to perform any of the covenants contained in this Section and, consequently, agrees that, if such Grantor shall fail to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value (as determined by the Collateral Agent) of the Collateral on the date the Collateral Agent shall demand compliance with this Section.

     SECTION 6.3. Compliance with Restrictions. Each Grantor agrees that in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Collateral Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to Persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and such Grantor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Collateral Agent be liable nor accountable to such Grantor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

     SECTION 6.4. Indemnity and Expenses.

          (a) Each  Grantor  jointly  and  severally  agrees  to  indemnify  the
     Collateral Agent from and against any and all claims, losses and liabilities arising out of or resulting from this Pledge and Security Agreement (including enforcement of this Pledge and Security Agreement), except claims, losses or liabilities resulting from the Collateral Agent's gross negligence or wilful misconduct.

          (b) Each Grantor will upon demand pay to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Collateral Agent may incur in connection with

               (i) the administration of this Pledge and Security Agreement,

               (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral,

               (iii) the exercise or enforcement of any of the rights of the Collateral Agent or the Secured Parties hereunder, and

               (iv) the failure by any Grantor to perform or observe any of the provisions hereof.


                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

     SECTION 7.1. Related Document. This Pledge and Security Agreement is a Related Document executed pursuant to the Indenture and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the provisions Section 1.04 thereof.

     SECTION 7.2. Amendments; etc. No amendment to or waiver of any provision of this Pledge and Security Agreement nor consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent (on behalf of (x) the Holders or (y) the Holder or Holders of at least a majority in aggregate principal amount of the outstanding Notes, as the case may be), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 7.3. Protection of Collateral. The Collateral Agent may from time to time, at its option, perform any act which each Grantor agrees hereunder to perform and which such Grantor shall fail to perform after being requested in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of an Event of Default) and the Collateral Agent may from time to time take any other action which the Collateral Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

     SECTION 7.4. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telegraphic communication) and, if to any Grantor, mailed or telecopied or delivered to it, addressed to it in care of the Issuer at the address of the Issuer specified in the Indenture, if to the Collateral Agent, mailed or telecopied or delivered to it, addressed to it at the address of the Collateral Agent specified in the Indenture. All such notices and other communications, when mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice or communication, if transmitted by telecopier, shall be deemed given when transmitted and electronically confirmed.

     SECTION 7.5. Additional Grantors. Upon the execution and delivery by any other Person of an instrument in the form of Annex I hereto, such Person shall become a "Grantor" hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any other Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Pledge and Security Agreement.

     SECTION 7.6. Section Captions. Section captions used in this Pledge and Security Agreement are for convenience of reference only, and shall not affect the construction of this Pledge and Security Agreement.

     SECTION 7.7. Severability. Wherever possible each provision of this Pledge and Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pledge and Security Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge and Security Agreement.

     SECTION 7.8. Counterparts. This Pledge and Security Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed an original and all of which shall constitute together but one and the same agreement.

     SECTION 7.9. Governing Law, Entire Agreement, etc. THIS PLEDGE AND SECURITY AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. THIS PLEDGE AND SECURITY AGREEMENT AND THE OTHER RELATED DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

     SECTION 7.10. Intercreditor Agreement. In case of any conflict or inconsistency between this Pledge and Security Agreement and the Intercreditor Agreement (to the extent such agreement is executed and delivered by the Collateral Agent and a Lender in accordance with the terms of the Indenture) or with respect to the rights and obligations of the parties prior to enforcement and the conditions and terms on which security interests may be enforced, the Intercreditor Agreement shall control; provided, however, that the terms of the Intercreditor Agreement shall not increase the obligations of, or adversely affect any rights, of any Grantor, in each case under this Pledge and Security Agreement.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]


     IN WITNESS WHEREOF, each Grantor has caused this Pledge and Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                              NEW WORLD COFFEE--MANHATTAN
                                    BAGEL, INC., a Delaware corporation


                              By: /s/__________________
                              Name:  R. Ramin Kamfar
                              Title: Chairman and Chief Executive
                                       Officer


                              CHESAPEAKE BAGEL FRANCHISE
                                CORP. (F/K/A CBB ACQUISITION
                                CORP.), a New Jersey corporation


                              By: /s/__________________
                                 Name:
                                 Title:


                              WILLOUGHBY'S INCORPORATED, a
                                Connecticut corporation


                              By:/s/__________________
                                 Name:
                                 Title:


                              PARAGON BAKERIES, INC., a New
                                Jersey corporation


                              By:/s/__________________
                                 Name:
                                 Title:


                              MANHATTAN BAGEL COMPANY, INC.,
                                a New Jersey corporation


                              By:/s/__________________
                                 Name:
                                 Title:


                             I AND J BAGEL, INC., a California
                                 corporation


                             By:/s/__________________
                                Name:
                                Title:



                             MANHATTAN BAGEL CONSTRUCTION
                               CORP., a New Jersey corporation


                             By: /s/__________________
                                Name:
                                Title:


                             BAY AREA BAGEL, INC., a California
                               corporation


                             By: /s/__________________
                                Name:
                                Title:


                             DAB INDUSTRIES, INC., a California
                                corporation


                             By:/s/__________________
                               Name:
                               Title:


                            CR BAGEL LEASES, INC., a New Jersey
                              corporation


                            By:/s/__________________
                               Name:
                               Title:


                           MBC East Aurora, LLC, a New York
                             limited liability company
                           By: New World Coffee--Manhattan Bagel,
                                 Inc., a Delaware corporation, its
                                 managing member


                           By: /s/__________________
                              Name:
                              Title:


                           MBC Amherst, LLC, a New York limited
                             liability company
                           By: New World Coffee--Manhattan Bagel,
                                 Inc., a Delaware corporation, its
                                 managing member


                           By: /s/__________________
                              Name:
                              Title:


                           MBC North Buffalo, LLC, a New York
                              limited liability company
                           By: New World Coffee--Manhattan Bagel,
                                 Inc., a Delaware corporation, its
                                 managing member


                           By: /s/__________________
                              Name:
                              Title:


                           MBC Orchard Park, LLC, a New York
                             limited liability company
                           By: New World Coffee--Manhattan Bagel,
                                 Inc., a Delaware corporation, its
                                 managing member


                           By:/s/__________________
                              Name:
                              Title:


                           MBC Cheektowaga, LLC, a New York
                             limited liability company
                           By: New World Coffee--Manhattan Bagel,
                                 Inc., a Delaware corporation, its
                                 managing member


                           By: /s/__________________
                              Name:
                              Title:


                           MBC Transit, LLC, a New York limited
                             liability company
                           By: New World Coffee--Manhattan Bagel,
                                 Inc., a Delaware corporation, its
                                 managing member


                           By: /s/__________________
                              Name:
                              Title:


                           MBC Snyder, LLC, a New York limited
                             liability company
                           By: New World Coffee--Manhattan Bagel,
                                 Inc., a Delaware corporation, its
                                 managing member


                           By: /s/__________________
                              Name:
                              Title:


                           MBC Northtown, LLC, a New York limited
                             liability company
                           By: New World Coffee--Manhattan Bagel,
                                 Inc., a Delaware corporation, its
                                 managing member


                           By: /s/__________________
                              Name:
                              Title:


                           MBC Maple, LLC, a New York limited
                             liability company
                           By: New World Coffee--Manhattan Bagel,
                                 Inc., a Delaware corporation, its
                                 managing member


                           By: /s/__________________
                              Name:
                              Title:


                           MBC Main Place, LLC, a New York limited
                             liability company
                           By: New World Coffee--Manhattan Bagel,
                                 Inc., a Delaware corporation, its
                                 managing member


                           By: /s/__________________
                              Name:
                              Title:


                           MBC Elmwood, LLC, a New York limited
                             liability company
                           By: New World Coffee--Manhattan Bagel,
                                 Inc., a Delaware corporation, its
                                 managing member


                           By: /s/__________________
                              Name:
                              Title:


                           MBC Tonawanda, LLC, a New York limited
                             liability company
                           By: New World Coffee--Manhattan Bagel,
                                 Inc., a Delaware corporation, its
                                 managing member


                           By: /s/__________________
                              Name:
                              Title:


                           MBC Genessee, LLC, a New York limited
                             liability company
                           By: New World Coffee--Manhattan Bagel,
                                 Inc., a Delaware corporation, its
                                 managing member


                           By:/s/__________________
                              Name:
                              Title:


                           EINSTEIN NOAH BAGEL PARTNERS,
                              INC., a California corporation


                           By: /s/__________________
                              Name:
                              Title:


                           EINSTEIN ACQUISITION CORP., a
                             Delaware corporation


                           By:/s/__________________
                              Name:
                              Title:


                           UNITED STATES TRUST COMPANY OF
                              NEW YORK, as Collateral Agent


                           By: /s/__________________
                              Name:
                              Title:



                                                                      EXHIBIT A
                                               to Pledge and Security Agreement


                            PATENT SECURITY AGREEMENT

     This PATENT SECURITY AGREEMENT (this "Agreement"), dated as of __________ __, ____, is made between ___________________, a ____________ (the "Grantor"), and UNITED STATES TRUST COMPANY OF NEW YORK, as collateral agent (together with its successor(s) thereto in such capacity, the "Collateral Agent") for each of the Secured Parties;


                              W I T N E S S E T H :
                               -------------------

     WHEREAS, New World Coffee-Manhattan Bagel, Inc., a Delaware corporation (the "Issuer"), the Subsidiaries of the Issuer and the Collateral Agent, as trustee, have entered into an Indenture, dated as of June 19, 2001 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Indenture"), and in connection therewith, the Issuer has issued (the "Notes Issuance") its Senior Secured Increasing Rate Notes due 2003 (and its Senior Secured Increasing Rate Notes due 2003, Series B to be issued in exchange therefor) (collectively, the "Notes");

     WHEREAS, in connection with the Indenture, the Grantor has executed and delivered a Pledge and Security Agreement, dated as of June 19, 2001 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Pledge and Security Agreement");

     WHEREAS, as a condition precedent to the Notes Issuance, the Grantor is required to execute and deliver this Agreement and to grant to the Collateral Agent a continuing security interest in all of the Patent Collateral (as defined below) to secure all Secured Obligations;

     WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement; and

     WHEREAS, it is in the best interests of each Grantor to execute this Agreement inasmuch as such Grantor will derive substantial direct and indirect benefits from proceeds of the Notes issued by the Issuer;

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Holders to acquire the Notes and maintain the Indebtedness evidenced thereby, the Grantor agrees, for the benefit of each Secured Party, as follows:

     SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Pledge and Security Agreement.

     SECTION 2. Grant of Security Interest. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Secured Obligations, the Grantor does hereby mortgage, pledge and hypothecate to the Collateral Agent, and grant to the Collateral Agent a security interest in, for its benefit and the benefit of each Secured Party, all of the following property (the "Patent Collateral"), whether now owned or hereafter acquired or existing by it:

          (a) all letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing anywhere in the world and including each patent and patent application referred to in Item A of Schedule III attached hereto;

          (b) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clause (a);

          (c) all patent licenses, including each patent license referred to in Item B of Schedule III attached hereto; and

          (d) all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, including any patent or patent application referred to in Item A of Schedule III attached hereto, and for breach or enforcement of any patent license, including any patent license referred to in Item B of Schedule III attached hereto, and all rights corresponding thereto throughout the world.

     SECTION 3. Pledge and Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Collateral Agent in the Patent Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Collateral Agent for its benefit and the benefit of each Secured Party under the Pledge and Security Agreement. The Pledge and Security Agreement (and all rights and remedies of the Collateral Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

     SECTION 4. Release of Security Interest. Upon payment in full in cash of all Secured Obligations, the Collateral Agent shall, at the Grantor's expense, execute and deliver to the Grantor all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Patent Collateral which has been granted hereunder.

     SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Pledge and Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

     SECTION 6. Related Document, etc. This Agreement is a Related Document executed pursuant to the Indenture and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Indenture.

     SECTION 7. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                              [NAME OF GRANTOR], a ____________


                                              By:
                                                 ------------------------------
                                                 Name:
                                                 Title:


                                              UNITED STATES TRUST COMPANY OF
                                                 NEW YORK, as Collateral Agent


                                              By:
                                                 ------------------------------
                                                 Name:
                                                 Title:


                                                                   SCHEDULE III
                                                   to Patent Security Agreement


Item A.  Patents


                                                       Issued Patents

**Country                    Patent No.                Issue Date                Inventor(s)                   Title
  -------                    ----------                ----------                -----------                   -----




                                                 Pending Patent Applications

*Country                     Serial No.                Filing Date               Inventor(s)                   Title
 -------                     ----------                -----------               -----------                   -----




                                             Patent Applications in Preparation

                                                        Expected
*Country                     Docket No.                Filing Date               Inventor(s)                   Title
 -------                     ----------                -----------               -----------                   -----



Item B.  Patent Licenses


*Country or                                                          Effective            Expiration             Subject
 Territory                   Licensor           Licensee                Date                 Date                 Matter
 ---------                   --------           --------             ---------            ----------             -------

--------
* List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                      EXHIBIT B
                                               to Pledge and Security Agreement


                          TRADEMARK SECURITY AGREEMENT

     This TRADEMARK SECURITY AGREEMENT (this "Agreement"), dated as of __________ __, ____, is made between _____________________, a ___________
__________ (the "Grantor"), and UNITED STATES TRUST COMPANY OF NEW YORK, as collateral agent (together with its successor(s) thereto in such capacity, the "Collateral Agent") for each of the Secured Parties;


                              W I T N E S S E T H :
                               -------------------

     WHEREAS, New World Coffee-Manhattan Bagel, Inc., a Delaware corporation (the "Issuer"), the Subsidiaries of the Issuer and the Collateral Agent, as trustee, have entered into an Indenture, dated as of June 19, 2001 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Indenture"), and in connection therewith, the Issuer has issued (the "Notes Issuance") its Senior Secured Increasing Rate Notes due 2003 (and its Senior Secured Increasing Rate Notes due 2003, Series B to be issued in exchange therefor) (collectively, the "Notes");

     WHEREAS, in connection with the Indenture, the Grantor has executed and delivered a Pledge and Security Agreement, dated as of June 19, 2001 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Pledge and Security Agreement");

     WHEREAS, as a condition precedent to the Notes Issuance, the Grantor is required to execute and deliver this Agreement and to grant to the Collateral Agent a continuing security interest in all of the Trademark Collateral (as defined below) to secure all Secured Obligations;

     WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement; and

     WHEREAS, it is in the best interests of each Grantor to execute this Agreement inasmuch as such Grantor will derive substantial direct and indirect benefits from proceeds of the Notes issued by the Issuer;

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Holders to acquire the Notes and maintain the Indebtedness evidenced thereby, the Grantor agrees, for the benefit of each Secured Party, as follows:

     SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Pledge and Security Agreement.

     SECTION 2. Grant of Security Interest. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Secured Obligations, the Grantor does hereby mortgage, pledge and hypothecate to the Collateral Agent, and grant to the Collateral Agent a security interest in, for its benefit and the benefit of each Secured Party, all of the following property (the "Trademark Collateral"), whether now owned or hereafter acquired or existing by it:

          (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature (all of the foregoing items in this clause (a) being collectively called a "Trademark"), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country, including those referred to in Item A of Schedule IV attached hereto;

          (b) all Trademark licenses, including each Trademark license referred to in Item B of Schedule IV attached hereto;

          (c) all reissues, extensions or renewals of any of the items described in clause (a) and (b);

          (d) all of the goodwill of the business connected with the use of, and symbolized by the items described in, clauses (a) and (b); and

          (e) all proceeds of, and rights associated with, the foregoing, including any claim by the Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, including any Trademark, Trademark registration or Trademark license referred to in Item A and Item B of Schedule IV attached hereto, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

     SECTION 3. Pledge and Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Collateral Agent in the Trademark Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Collateral Agent for its benefit and the benefit of each Secured Party under the Pledge and Security Agreement. The Pledge and Security Agreement (and all rights and remedies of the Collateral Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

     SECTION 4. Release of Security Interest. Upon payment in full in cash of all Secured Obligations, the Collateral Agent shall, at the Grantor's expense, execute and deliver to the Grantor all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Trademark Collateral which has been granted hereunder.

     SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Pledge and Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

     SECTION 6. Related Document, etc. This Agreement is a Related Document executed pursuant to the Indenture and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Indenture.

     SECTION 7. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                              [NAME OF GRANTOR], a ____________


                                              By:
                                                 ------------------------------
                                                 Name:
                                                 Title:


                                              UNITED STATES TRUST COMPANY OF
                                                 NEW YORK, as Collateral Agent


                                              By:
                                                 ------------------------------
                                                 Name:
                                                 Title:

                                                                    SCHEDULE IV
                                                to Trademark Security Agreement


Item A.  Trademarks
-------  ----------



                              Registered Trademarks
                              ---------------------

*Country      Trademark     Registration No.       Registration Date
--------      ---------     ----------------       -----------------





                         Pending Trademark Applications
                         ------------------------------

*Country      Trademark          Serial No.          Filing Date
--------      ---------          ----------          -----------





                      Trademark Applications in Preparation
                      -------------------------------------

                                                Expected     Products/
*Country      Trademark       Docket No.       Filing Date   Services
 -------      ---------       ----------       -----------   ---------









--------
* List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.


Item B.  Trademark Licenses
-------  ------------------

*Country or                                                                    Effective  Expiration
 Territory        Trademark            Licensor            Licensee                Date       Date
 ----------       ---------            --------            --------             ---------  ----------


                                                                      EXHIBIT C
                                              to  Pledge and Security Agreement


                          COPYRIGHT SECURITY AGREEMENT

     This COPYRIGHT SECURITY AGREEMENT (this "Agreement"), dated as of __________ __, ____, is made between _____________________, a __________ (the
"Grantor"), and UNITED STATES TRUST COMPANY OF NEW YORK, as collateral agent (together with its successor(s) thereto in such capacity, the "Collateral Agent") for each of the Secured Parties;


                              W I T N E S S E T H :
                               -------------------

     WHEREAS, New World Coffee-Manhattan Bagel, Inc., a Delaware corporation (the "Issuer"), the Subsidiaries of the Issuer and the Collateral Agent, as trustee, have entered into an Indenture, dated as of June 19, 2001 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Indenture"), and in connection therewith, the Issuer has issued (the "Notes Issuance") its Senior Secured Increasing Rate Notes due 2003 (and its Senior Secured Increasing Rate Notes due 2003, Series B to be issued in exchange therefor) (collectively, the "Notes");

     WHEREAS, in connection with the Indenture, the Grantor has executed and delivered a Pledge and Security Agreement, dated as of June 19, 2001 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Pledge and Security Agreement");

     WHEREAS, as a condition precedent to the Notes Issuance, the Grantor is required to execute and deliver this Agreement and to grant to the Collateral Agent a continuing security interest in all of the Copyright Collateral (as defined below) to secure all Secured Obligations;

     WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement; and

     WHEREAS, it is in the best interests of each Grantor to execute this Agreement inasmuch as such Grantor will derive substantial direct and indirect benefits from proceeds of the Notes issued by the Issuer;

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Holders to acquire the Notes and maintain the Indebtedness evidenced thereby, the Grantor agrees, for the benefit of each Secured Party, as follows:

     SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Pledge and Security Agreement.

     SECTION 2. Grant of Security Interest. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Secured Obligations, the Grantor does hereby mortgage, pledge and hypothecate to the Collateral Agent, and grant to the Collateral Agent a security interest in, for its benefit and the benefit of each Secured Party, all of the following property (the "Copyright Collateral"), whether now owned or hereafter acquired or existing by it, being all copyrights (including all copyrights for semi-conductor chip product mask works) of the Grantor, whether statutory or common law, registered or unregistered, now or hereafter in force throughout the world including all of the Grantor's right, title and interest in and to all copyrights registered in the United States Copyright Office or anywhere else in the world and also including the copyrights referred to in Item A of Schedule V attached hereto, and all applications for registration thereof, whether pending or in preparation, all copyright licenses, including each copyright license referred to in Item B of Schedule V attached hereto, the right to sue for past, present and future infringements of any thereof, all rights corresponding thereto throughout the world, all extensions and renewals of any thereof and all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit.

     SECTION 3. Pledge and Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Collateral Agent in the Copyright Collateral with the United States Copyright Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Collateral Agent for its benefit and the benefit of each Secured Party under the Pledge and Security Agreement. The Pledge and Security Agreement (and all rights and remedies of the Collateral Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

     SECTION 4. Release of Security Interest. Upon payment in full in cash of all Secured Obligations, the Collateral Agent shall, at the Grantor's expense, execute and deliver to the Grantor all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Copyright Collateral which has been granted hereunder.

     SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Pledge and Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

     SECTION 6. Related Document, etc. This Agreement is a Related Document executed pursuant to the Indenture and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Indenture.

     SECTION 7. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                              [NAME OF GRANTOR], a ____________


                                               By:
                                                  -----------------------------
                                                  Name:
                                                  Title:


                                               UNITED STATES TRUST COMPANY OF
                                                 NEW YORK, as Collateral Agent


                                               By:
                                                  -----------------------------
                                                  Name:
                                                  Title:

                                                                     SCHEDULE V
                                                                   to Copyright
                                                             Security Agreement


Item A.  Copyrights/Mask Works
-------  ---------------------



                                                  Registered Copyrights/Mask Works
                                                  --------------------------------

*Country                   Registration No.                     Registration Date                    Author(s)            Title
 -------                   ----------------                     -----------------                    ---------            -----





                                        Copyright/Mask Work Pending Registration Applications
                                        -----------------------------------------------------

*Country                      Serial No.                  Filing Date                   Author(s)                  Title
 -------                      ----------                  -----------                   ---------                  -----





                                    Copyright/Mask Work Registration Applications in Preparation
                                    ------------------------------------------------------------

                                                           Expected
*Country                      Docket No.                  Filing Date                   Author(s)                  Title
 -------                      ----------                  -----------                   ---------                  -----







--------
* List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

Item B.  Copyright/Mask Work Licenses
-------------------------------------

*Country or                                                          Effective              Expiration              Subject
 Territory                   Licensor           Licensee                Date                   Date                 Matter
 ----------                  --------           --------             ---------              ----------              -------




                                                                        ANNEX I
                                               to Pledge and Security Agreement


                   SUPPLEMENT TO PLEDGE AND SECURITY AGREEMENT

     This SUPPLEMENT NO. ___, dated as of ________ __, ____ (this "Supplement"), to the Pledge and Security Agreement, dated as of ________ __, ____ (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Pledge and Security Agreement"), among the initial signatories thereto and each other Person which from time to time thereafter became a party thereto pursuant to Section 7.5 thereof (each, individually, a "Grantor", and, collectively, the "Grantors"), in favor of UNITED STATES TRUST COMPANY OF NEW YORK, as collateral agent (together with any successor(s) thereto in such capacity, the "Collateral Agent") for each of the Secured Parties (such and other capitalized terms being used herein with the meanings provided, or incorporated by reference, in the Pledge and Security Agreement), is made by the undersigned.


                              W I T N E S S E T H:
                               - - - - - - - - - -

     WHEREAS, New World Coffee-Manhattan Bagel, Inc., a Delaware corporation (the "Issuer"), the Subsidiaries of the Issuer and the Collateral Agent, as trustee, have entered into an Indenture, dated as of June 19, 2001 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Indenture"), and in connection therewith, the Issuer has issued (the "Notes Issuance") its Senior Secured Increasing Rate Notes due 2003 (and its Senior Secured Increasing Rate Notes due 2003, Series B to be issued in exchange therefor) (collectively, the "Notes");

     WHEREAS, as a condition to the Notes Issuance, the undersigned is required to execute and deliver this Supplement;

     WHEREAS, the undersigned has duly authorized the execution, delivery and performance of this Supplement and the Pledge and Security Agreement;

     WHEREAS, the Pledge and Security Agreement provides that additional parties may become Grantors under the Pledge and Security Agreement by execution and delivery of an instrument in the form of this Supplement;

     WHEREAS, pursuant to the provisions of Section 7.5 of the Pledge and Security Agreement, the undersigned is becoming an Additional Grantor under the Pledge and Security Agreement; and

     WHEREAS, the undersigned desires to become a Grantor under the Pledge and Security Agreement in order to induce the Holders to acquire the Notes and maintain the Indebtedness evidenced thereby as consideration therefor;

     NOW, THEREFORE, the undersigned agrees, for the benefit of each Secured Party, as follows:

     SECTION 1. In accordance with the Pledge and Security Agreement, the undersigned by its signature below becomes a Grantor under the Pledge and Security Agreement with the same force and effect as if it were an original signatory thereto as a Grantor and the undersigned hereby

          (a) agrees to all the terms and provisions of the Pledge and Security Agreement applicable to it as a Grantor thereunder;

          (b) assigns and pledges to the Collateral Agent for its benefit and the ratable benefit of each of the Secured Parties, and grants to the Collateral Agent for its benefit and the ratable benefit of each of the Secured Parties, a security interest in all of the following, whether now or hereafter existing or acquired by the undersigned (its "Collateral"):

               (i) all Intercompany Notes in which the undersigned has an interest (including each Intercompany Note described in Item A of Schedule I hereto);

               (ii) all interest and other payments and rights with respect to each Intercompany Note in which the undersigned has an interest;

               (iii) all Investment Property in which the undersigned has an interest (including the Securities of each issuer described in Item B of Schedule I hereto);

               (iv) all equipment in all of its forms (including all Motor Vehicles) of the undersigned, wherever located, including all parts thereof and all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor and all accessories related thereto (any and all of the foregoing being the "Equipment");

               (v) all inventory in all of its forms of the undersigned, wherever located, including

                    (A) all raw materials and work in process therefor, finished goods thereof, and materials used or consumed in the manufacture or production thereof,

                    (B) all goods in which the  undersigned  has an  interest in mass or a joint or other interest or right of any kind (including goods in which the undersigned has an interest or right as consignee), and

                    (C) all goods which are  returned to or  repossessed  by the undersigned,

               and  all  accessions  thereto,  products  thereof  and  documents
               therefor  (any  and  all  such   inventory,   materials,   goods,
               accessions, products and documents being the "Inventory");

               (vi) all accounts, contracts (including franchise agreements), contract rights, chattel paper, documents, instruments, and general intangibles (including tax refunds and limited liability company or member interests in Subsidiaries of the undersigned that are limited liability companies that have not elected to have such interests treated as Securities for purposes of Article 8 of the U.C.C.) of the undersigned, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights of the undersigned now or hereafter existing in and to all security agreements, guaranties, leases and other contracts securing or otherwise relating to any such accounts, contracts (including franchise agreements), contract rights, chattel paper, documents, instruments, and general intangibles (any and all such accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles being the "Receivables", and any and all such security agreements, guaranties, leases and other contracts being the "Related Contracts");

               (vii) all Deposit Accounts of the undersigned and all cash, checks, drafts, notes, bills of exchange, money orders and other like instruments, if any, now owned or hereafter acquired, held therein (or in sub-accounts thereof) and all certificates and instruments, if any, from time to time representing or evidencing such investments, and all interest, earnings and proceeds in respect thereof;

               (viii) all Intellectual Property Collateral of the undersigned;

               (ix) all books, records, writings, data bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing in this Section 2.1;

               (x) all of the undersigned's other property and rights of every kind and description and interests therein; and

               (xi) all products, offspring, rents, issues, profits, returns, income and proceeds of and from any and all of the foregoing Collateral (including proceeds which constitute property of the types described in subclauses (b)(i) through (b)(x), proceeds deposited from time to time in any lock box or Deposit Account of the undersigned, and, to the extent not otherwise included, all payments under insurance (whether or not the Collateral Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral);

          provided, however, that "Collateral" shall not include any general intangibles or other rights arising under any contracts, instruments, licenses or other documents as to which the grant of a security interest would constitute a violation of a valid and enforceable restriction in favor of a third party on such grant, unless and until any required consents shall have been obtained and the undersigned agrees to use its best efforts to obtain any such required consent;

          (c) agrees that each of the Schedules attached hereto shall be deemed to be a Schedule thereto; and

          (d) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof.

In furtherance of the foregoing, each reference to a "Grantor" or "Additional Grantor" in the Pledge and Security Agreement shall be deemed to include the undersigned.

     SECTION 2. The undersigned hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by the undersigned and constitutes a legal, valid and binding obligation of the undersigned, enforceable against it in accordance with its terms.

     SECTION 3. Except as expressly supplemented hereby, the Pledge and Security Agreement shall remain in full force and effect in accordance with its terms.

     SECTION 4. In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Pledge and Security Agreement shall not in any way be affected or impaired.

     SECTION 5. Without limiting the provisions of the Indenture (or any other Related Document, including the Pledge and Security Agreement), the undersigned agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including reasonable attorneys' fees and expenses of the Collateral Agent.

     SECTION 6. THIS SUPPLEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. THIS SUPPLEMENT, THE PLEDGE AND SECURITY AGREEMENT AND THE OTHER RELATED DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

     SECTION 7. This Supplement hereby incorporates by reference the provisions of the Pledge and Security Agreement, which provisions are deemed to be a part hereof, and this Supplement shall be deemed to be a part of the Pledge and Security Agreement. Unless otherwise defined herein or the context otherwise requires, terms used in this Supplement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Pledge and Security Agreement.

     SECTION 8. This Supplement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.


     IN WITNESS WHEREOF, the undersigned has caused this Supplement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                                [NAME OF ADDITIONAL GRANTOR], a


                                                 By:
                                                     --------------------------
                                                     Name:
                                                     Title:



ACKNOWLEDGED AND ACCEPTED BY:

UNITED STATES TRUST COMPANY OF
    NEW YORK, as Collateral Agent


By:
   -----------------------------------------
      Name:
      Title:

                                                                     SCHEDULE I
                                                           to Supplement No. --
                                               to Pledge and Security Agreement
                                                 ([NAME OF ADDITIONAL GRANTOR])

Item A.  Intercompany Notes
-------  ------------------

                                    Maximum Amount of
                                    Intercompany Loans
Maker                               Evidenced Thereby                  Date
-----                               -----------------                  ----



Item B.  Securities
-------  ----------
                                                                                    Common Stock
                                                                                    ------------
                                                                   Authorized        Outstanding        % of Shares
Issuer (corporate)                                                   Shares             Shares            Pledged
-----------------                                                    ------             ------            --------


                       Limited Liability Company Interests
                       -----------------------------------
                                                     % of Limited Liability               Type of Limited Liability
Issuer (limited liability company)                 Company Interests Pledged              Company Interests Pledged
----------------------------------                 -------------------------              -------------------------




                              Partnership Interests
                              ---------------------
                                                        % of Partnership                     Type of Partnership
Issuer (partnership)                                   Interests Pledged                      Interests Pledged
-------------------                                    -----------------                      -----------------


Item C.  Additional Subsidiaries
--------------------------------



                                                                    SCHEDULE II
                                                           to Supplement No. --
                                               to Pledge and Security Agreement
                                                 ([NAME OF ADDITIONAL GRANTOR])


                              Government Contracts
                              --------------------



                                                                   SCHEDULE III
                                                           to Supplement No. --
                                               to Pledge and Security Agreement
                                                 ([NAME OF ADDITIONAL GRANTOR])

Item A.  Patents
----------------

                                                       Issued Patents
                                                       --------------

*Country                     Patent No.                Issue Date                Inventor(s)                   Title
 -------                     ----------                ----------                -----------                   -----




                                                 Pending Patent Applications
                                                 ---------------------------

*Country                     Serial No.                Filing Date               Inventor(s)                   Title
 -------                     ----------                -----------               -----------                   -----


                                             Patent Applications in Preparation
                                             ----------------------------------

                                                        Expected
*Country                     Docket No.                Filing Date               Inventor(s)                   Title
 -------                     ----------                -----------               -----------                   -----





Item B.  Patent Licenses
------------------------

*Country or                                                          Effective            Expiration             Subject
 Territory                   Licensor           Licensee                Date                 Date                 Matter
 ----------                  --------           --------             ---------            ----------             -------

--------
* List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.



                                                                    SCHEDULE IV
                                                           to Supplement No. --
                                               to Pledge and Security Agreement
                                                 ([NAME OF ADDITIONAL GRANTOR])

Item A.  Trademarks
-------------------


                              Registered Trademarks
                              ---------------------

*Country      Trademark       Registration No.       Registration Date
 -------      ---------       ----------------       -----------------





                         Pending Trademark Applications
                         ------------------------------

*Country      Trademark          Serial No.          Filing Date
--------      ---------          ----------          -----------




                      Trademark Applications in Preparation
                      -------------------------------------

                                               Expected      Products/
*Country      Trademark       Docket No.       Filing Date    Services
 -------      ---------       ----------       -----------    ---------



--------
* List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.




Item B.  Trademark Licenses
---------------------------

*Country or                                          Effective  Expiration
 Territory     Trademark      Licensor     Licensee     Date       Date
 ----------    ---------      --------     --------   ---------  ----------



                                                                     SCHEDULE V
                                                           to Supplement No. --
                                               to Pledge and Security Agreement
                                                 ([NAME OF ADDITIONAL GRANTOR])


Item A.  Copyrights/Mask Works
------------------------------


                        Registered Copyrights/Mask Works
                        ---------------------------------

*Country                   Registration No.                     Registration Date                    Author(s)            Title
 -------                   ----------------                     -----------------                    ---------            -----





              Copyright/Mask Work Pending Registration Applications
              -----------------------------------------------------

*Country                      Serial No.                  Filing Date                   Author(s)                  Title
 -------                      ----------                  -----------                   ---------                  -----





          Copyright/Mask Work Registration Applications in Preparation
          ------------------------------------------------------------

                                                           Expected
*Country                      Docket No.                  Filing Date                   Author(s)                  Title
 -------                      ----------                  -----------                   ---------                  -----



--------
* List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.



Item B.  Copyright/Mask Work Licenses
-------------------------------------

*Country or                                                          Effective              Expiration              Subject
 Territory                   Licensor           Licensee                Date                   Date                 Matter
 ----------                  --------           --------             ---------              ----------              -------



                                                                    SCHEDULE VI
                                                           to Supplement No. --
                                               to Pledge and Security Agreement
                                                 ([NAME OF ADDITIONAL GRANTOR])


                        Trade Secret or Know-How Licenses
                        ---------------------------------



*Country or                                                          Effective            Expiration             Subject
 Territory                   Licensor           Licensee                Date                 Date                Matter
 ----------                  --------           --------             ---------            ----------             -------

--------
* List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.